UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

COMARCO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

www.envisionreports.com/CMRO

Step 1: Go to www.envisionreports.com/CMRO to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Vote by Internet

• Go to www.envisionreports.com/CMRO

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the

COMARCO, Inc. Shareholder Meeting to be Held on October 18, 2012

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the

Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended January 31, 2012 are available at:

WWW.envisionreports.com/CMRO

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before October 4, 2012 to facilitate timely delivery.

01IEVA

Shareholder Meeting Notice

COMARCO, Inc.’s Annual Meeting of Shareholders will be held on October 18, 2012 at 25541 Commercentre Drive,

Suite 250, Lake Forest, CA 92630, at 3:00 PM.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2:

1. Election of Directors: 01—Paul Borowiec, 02—Wayne G. Cadwallader, 03—Richard T. LeBuhn, 04—Thomas W. Lanni,

05—Michael R. Levin, 06—Michael H. Mulroy and 07—Louis E. Silverman.

2. To ratify the appointment by the Company’s audit and finance committee of Squar, Milner, Peterson, Miranda & Williamson LLP as the

Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the COMARCO, Inc. 2012 Annual Meeting

From the I-5 Southbound:

Exit Bake Parkway, Exit 92

Turn Left onto Bake Pky proceed for approximately 3.5 miles

Turn Right onto Commercentre Drive

Make an immediate Left onto Biscayne Bay Drive

Make an immediate Left to enter the parking lot

From the I-5 Northbound:

Exit Bake Parkway, Exit 92B

Turn Right onto Bake Pky proceed for approximately 3.5 miles

Turn Right onto Commercentre Drive

Make an immediate Left onto Biscayne Bay Drive

Make an immediate Left to enter the parking lot

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g Internet – Go to www.envisionreports.com/CMRO. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g Email – Send email to investorvote@computershare.com with “Proxy Materials COMARCO, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by October 4, 2012.

01IEVA

COMARCO, INC.

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Standard Time, on October 18, 2012.

Vote by Internet

- Go to **www.envisionreports.com/CMRO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of Directors: 01 - Paul Borowiec; 02 - Wayne G. Cadwallader; 03 - Richard T. LeBuhn; 04 - Thomas W. Lanni; 05 - Michael R. Levin; 06 - Michael H. Mulroy; 07 - Louis E. Silverman

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☐ Mark here to vote **FOR** all nominees

☐ Mark here to **WITHHOLD** vote from all nominees

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07
☐	☐	☐	☐	☐	☐	☐

2. To ratify the appointment by the Company's audit and finance committee of Squar, Milner, Peterson, Miranda & Williamson LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2013.

For	Against	Abstain
☐	☐	☐

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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01IETA

Comarco’s Proxy Statement and Annual Report are available online at www.envisionreports.com/cmro.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — COMARCO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR OCTOBER 18, 2012 AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder(s) of COMARCO, Inc. (“the Company”), a California corporation, having received the Notice of Annual Meeting of Shareholders and Proxy Statement dated August 16, 2012, hereby revokes all previous proxies and appoints Richard T. LeBuhn and Louis E. Silverman, or either of them, acting singly, as attorneys-in-fact and proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them, to represent the undersigned at the Annual Meeting of Shareholders of COMARCO, Inc. to be held on October 18, 2012 at 3:00 PM at the Company’s Offices at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630 and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement. In the event the Directors are to be elected by cumulative voting, the proxies will have the discretion to cumulate votes and to distribute such votes among all or any nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 1) FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD, 2) FOR THE RATIFICATION OF THE APPOINTMENT BY THE COMPANY’S AUDIT AND FINANCE COMMITTEE OF SQUAR, MILNER, PETERSON, MIRANDA AND WILLIAMSON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND 3) IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OR MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 ON THE REVERSE SIDE IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.

IMPORTANT – PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID ENVELOPE